UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 21, 2001
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)


                         Harnischfeger Industries, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                1-9299           39-1566457
           -----------------------------------------------------------
           (State or other         (Commission     IRS Employer
           jurisdiction of         File Number)    Identification No.
           incorporation)


           100 East Wisconsin Avenue, Suite 2780, Milwaukee, WI 53202
           -----------------------------------------------------------
                    (Address of principal executive offices)


                                 (414) 319-8500
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)


               3600 South Lake Drive, St. Francis, Wisconsin 53235
           ------------------------------------------------------------
           (Former name or former address, if changed since last report)



Item 5.     Other Events.


     On May 21, 2001, Harnischfeger Industries, Inc. issued a News Release announcing confirmation of its plan of reorganization. Included as Exhibit I to this Current Report on Form 8-K is Harnischfeger Industries, Inc.'s News Release dated May 21, 2001.



FORM 8-K


                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HARNISCHFEGER INDUSTRIES, INC.
                              (Registrant)


Date: May 23, 2001         By:
                                    /s/ Eric B. Fonstad
                           --------------------------------
                              Eric B. Fonstad
                              Secretary & Associate General Counsel


Exhibit I

Harnischfeger Industries, Inc.
--------------------------------------------------------------------------------
                                                                    News Release
Contact:
Kenneth A. Hiltz
Senior Vice President
and Chief Financial Officer
(414) 319-8517

           HARNISCHFEGER ANNOUNCES CONFIRMATION OF REORGANIZATION PLAN

MILWAUKEE, WI -May 21, 2001 -- Harnischfeger Industries, Inc. ("HII" or the "Company")(OTC Bulletin Board: HRZIQ) today announced that the United States Bankruptcy Court confirmed the Company's plan of reorganization, clearing the way for the Company to emerge from bankruptcy. Confirmation of the plan of reorganization is the final legal step before the Company's emergence from Chapter 11.

John Nils Hanson, Chairman, President and Chief Executive Officer of HII, said that he welcomes the Court's decision. "I'm extremely proud of the outstanding job done by our employees during the nearly two years that we have operated under Chapter 11 and gratified by the continued support from our valued customers and suppliers. I also want to acknowledge the hard work and professionalism of all of the advisors involved in this complex case who worked on behalf of the debtors. I am pleased to report that we will emerge as a strong, financially sound company and the world's leading provider of mining equipment and related services."

HII filed for protection under Chapter 11 of the federal bankruptcy code in June, 1999. The Company said that its creditors voted overwhelmingly in favor of the Company's reorganization plan. Bankers Trust Company and its affiliate, Deutsche Banc Alex. Brown Inc., are providing a four and one half year, $350 million exit financing facility to HII in connection with the Company's emergence.

Under the plan, existing HII common stock will be cancelled as of the plan's effective date and new shares of common stock are expected to be issued and distributed to the Company's creditors thirty to sixty days later. Creditors of the Company's principal subsidiaries, Joy Mining Machinery and P&H Mining Equipment, will have their claims paid in full through the issuance of new HII senior notes, guaranteed by Joy Mining Machinery and P&H Mining Equipment.

The effective date for the Company's emergence is expected to be shortly after May 29, 2001, the date the Bankruptcy Court order confirming the Company's plan of reorganization becomes final and nonappealable. The Company must also close on the Bankers Trust Company and Deutsche Banc Alex. Brown, Inc. exit financing facility before it can emerge.

                                    # # # # #

All  statements  in  this  news  release  other  than   historical   facts  are
forward-looking statements which involve risks and uncertainties and which are subject to change at any time. Such statements are based on management's expectation at the time they are made. In addition to the assumptions and other factors referred to in connection with the statements, factors set forth in the company's latest Form 10-K or 10-Q filed with the Securities and Exchange Commission, among others, could cause actual results to differ materially from those contemplated.

Harnischfeger Industries, Inc. (OTC Bulletin Board: HRZIQ) is a global company with business segments involved in the manufacture and distribution of equipment for surface mining (P&H Mining Equipment) and underground mining (Joy Mining Machinery).